SOUTHWESTERN FINANCIAL SERVICES CORPORATION
                                                               717 NORTH HARWOOD
                                                             DALLAS, TEXAS 75201
                                                              FAX 214. 954. 7008
                                                                  214. 954. 7111

Mr. Michael Feldt
2200 Ross Suite 3700
Dallas, Texas  75201

RE: Lease Amendment - Missing "entered as of" date.

Dear Mr. Feldt,

WITH RESPECT TO CONSENT TO PARTIAL ASSIGNMENT AND LEASE AMENDMENT NO. 1 between BRE/Maxus, L.P and Southwestern Financial Services Corporation, I noticed that after the contract was signed the "entered as of" date was left blank (i.e. July ____, 2000).

From our conversations with you and from courier delivery documents on file, I understand that the document was executed on behalf of BRE/Maxus, L.P. on or about August 30, 2000. Accordingly we view August 30, 2000 as the effective date of this document. Assuming that you concur, please arrange to have this letter signed in the space provided below and returned to us at your earliest convenience as confirmation.

Best Regards,

/s/David B. Little

David B. Little
Southwestern Financial Services Corporation


BRE/Maxus, L.P.

9/19/00
Date

cc:      Jim Young - Southwestern Life Holdings, Inc.
         BRE/Maxus Lease File